

# SYNERGY RESOURCES CORPORATION

NYSE MKT: SYRG

## At Home In the Wattenberg

Corporate Presentation - June 2014

# Forward Looking Statements & Key Statistics

SYNERGY RESOURCES CORPORATION

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

## Key Statistics

| | |
|---|---|
| **Stock Price (06/17/14)** | $12.71 |
| **52 Week High/Low** | $12.96-$6.23 |
| **Shares Outstanding (2/28/14)** | 77 M |
| **Public Float** | 66 M |
| **Warrants Outstanding @ $6.00 (2/28/14)** | 3.7 M |
| **Options Outstanding (2/28/14)** | 2.06 M |
| **Avg. Daily Vol. (3 month)** | 578,000 |
| **Market Capitalization** | $978M |
| **Institutional Holdings** | 60% |
| **Insider & Employee Holdings, est.** | 14% |
| **Fiscal Year End** | August 31 |
| **Current Debt** | *$37M* |
| **Total Capital Raised (net)** | $184 M |

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates. In USD

# At Home In the Wattenberg

SYNERGY RESOURCES CORPORATION

## Corporate headquarters is in the heart of the play


Low Drilling and Completion Costs
Rapid Return on Investment
High Success Rate
Horizontal Drilling in Niobrara & Codell
Takeaway Capacity
Liquid-Rich Natural Gas
Low Operating Costs (<$5/BOE)

# Experienced Management Team

SYNERGY RESOURCES CORPORATION

## More Than 100 Years of Experience Operating in the Wattenberg

- **Edward Holloway, co-CEO**
  - 32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin
  - Built three companies and sold each of them to larger, public companies
- **William Scaff, Jr., co-CEO**
  - More than 30 years of experience in the oil and gas industry with focus on the D-J Basin
- **Frank (Monty) Jennings, CFO**
  - More than 20 years of accounting and finance experience, including oil & gas drilling, services, exploration and production
- **Craig Rasmuson, COO**
  - 8 years of experience in the oil and gas industry all focused on the D-J Basin
- **Ron Morgenstern, VP of Land & Business Development**
  - More than 30 years of experience in the management of lease assets in various basins including the Rocky Mountains, Williston, Powder River and D-J basins
- **Jon Kruljac, VP, Capital Markets & Investor Relations**
  - More than 23 years of experience with capital markets focused on small cap, Rocky Mountain based oil and gas companies

# Focused Wattenberg Position

- 49,900 net Wattenberg acres
  - 25,200 net acre position in the Core Wattenberg
    - 100% of current production sourced from this acreage
  - 24,700 net acres position NE Wattenberg Extension



Colorado
WELD
NE Wattenberg Extension Area
Core Wattenberg Area
Synergy HQ
BOULDER
MORGAN
ADAMS
Synergy Land Legend
Leasehold
Denver

* Corporate headquarters in Platteville, CO

# Stacked Pay Compounds Drilling Inventory

SYNERGY RESOURCES CORPORATION

Single Pad



## Potential Wattenberg Locations

| | Core 21/640 acres (25,200 net acres) | | NE Extension 4/640 (24,700 net acres) | | |
|---|---|---|---|---|---|
| | Spacing | Potential Wells | Spacing | Potential Wells | |
| Niobrara A | 320 | 78 | Upside | Upside | |
| Niobrara B | 71 | 354 | 160 | 154 | |
| Niobrara C | 160 | 157 | Upside | Upside | |
| Codell | 106 | 176 | Upside | Upside | |
| Greenhorn* | Upside | Upside | Upside | Upside | |
| J-sand* | Upside | Upside | Upside | Upside | |
| **Total Potential Drilling Locations** | | **765** | | **154** | **919** |

* Formations with potential horizontal development in the future

# Focus Area 1: Established Core Wattenberg Position

SYNERGY RESOURCES CORPORATION

- 25,200 net acre position in the Core Wattenberg
- 2 Rig Horizontal Drilling Program
- 22 Horizontal wells drilled on SYRG acreage with 100% success rate.
- 6 Horizontal pads currently in production or in different stages of development.



Colorado
Leffler Pad
LARIMER
Renfroe Pad
Kelly Farms Pad
Union Pad
Denver
Synergy Land Legend
Leasehold
Phelps Pad
Eberle Pad
WELD

# Horizontal Pad Results

SYNERGY RESOURCES CORPORATION

## Renfroe Pad

| | |
|---|---|
| Well Cost ($MM per well) | $3.6 |
| Number of Wells on Pad | 5 Wells |
| Targeted Formations | 3 Niobrara & 2 Codell |
| Average # of Frac Stages | 18 Stages |
| Average Working Interest | 99% |
| 30-day IP (BOEPD per well) | 455 |
| 90-day IP (BOEPD per well) | 340 |
| 180-day IP (BOEPD per well) | 260 |
| Estimated Pay Back period | 10-15 mo. |

## Leffler Pad

| | |
|---|---|
| Well Cost ($MM per well) | $3.7 |
| Number of Wells on Pad | 6 Wells |
| Targeted Formations | 5 Niobrara & 1 Codell |
| Average # of Frac Stages | 20 Stages |
| Average Working Interest | 95% |
| 30-day IP (BOEPD per well) | 300 |
| 90-day IP (BOEPD per well) | TBD |
| 180-day IP (BOEPD per well) | TBD |
| Estimated Pay Back Period | TBD |

## Phelps Pad

| | |
|---|---|
| Well Cost ($MM per well) | $4.0 |
| Number of Wells on Pad | 6 Wells |
| Targeted Formations | 3 Niobrara & 3 Codell |
| Average # of Frac Stages | 26 Stages |
| Average Working Interest | 90% |
| 30-day IP (BOEPD per well) | 544 |
| 90-day IP (BOEPD per well) | TBD |
| 180-day IP (BOEPD per well) | TBD |
| Estimated Pay Back Period | TBD |

# Growth Trajectory From Pad Drilling

**22 New Horizontal Wells** Scheduled to Come Online in the **Next 4 Months**

**Phelps Pad 90% WI**
- **Status:** Producing/Completing
- **Number of Wells:**
  - 3 Codell & 2 Niobrara C & 1 Niobrara B
- **Other Notes:**
  - Average 26 frac stages per well
  - 3 wells completed using sliding sleeves
  - 3 wells completed using plug and perf `

**Union Pad 91% WI**
- **Status:** In Early Production
- **Number of Wells:**
  - 3 Codell & 3 Niobrara B
- **Other Notes:**
  - Average 21 frac stages per well
  - 4 wells completed using sliding sleeves
  - 2 wells completed using plug and perf

**Kelly Farms Pad 60% WI**
- **Status:** Drilling
- **Number of Wells:**
  - 3 Codell & 1 Niobrara B
- **Other Notes:**
  - Proposed average 26 frac stages per well
  - All 4 wells completed using sliding sleeves

**Eberle Pad 95% WI**
- **Status:** Drilling
- **Number of Wells:**
  - 3 Codell & 3 Niobrara B
- **Other Notes:**
  - 2 wells completed using sliding sleeves
  - 4 wells completed using plug and perf
  - 2 of the wells approximately 7,000 ft laterals, 1 Niobrara C, 1 Codell with 40-45 frac stages

# Focus Area 2: NE Wattenberg Extension

- 24,700 net acre position in the NE Wattenberg Extension

**SYRG Recent Developments**

Participating with Carrizo on 4 horizontal Niobrara extended laterals . 1st well spud Jan. 2014
16% working interest

Synergy operated Buffalo Run test well (35% WI) drilled and cored in the Greenhorn and sidewall cored in the Niobrara and Codell



WHITING
Red Tail Project
WELD
noble energy
East Pony
WHITING
August 2013 Acquisition
BONANZA CREEK
MORGAN
Denver
25
70
Synergy Land Legend
Leasehold

Note: All offset operator acreage positions reflect approximations and not entire leasehold.

# Proved Reserves and Resource Potential

SYNERGY RESOURCES CORPORATION

## Approximately 233 Mboe of Potential Upside to Current Proved Reserves



Proved Reserves PV-10 Value - $326 Million
$350
$300
$250
$200
$150
$100
$50
$0
$MM
Reserves CAGR: 74%
8/31/2011
8/31/2012
8/31/2013
2/28/2014
PUD
PDNP
PDP
253 Mmboe Proved + Un-risked Potential (1)
300
250
200
150
100
50
0
Mmboe
Un-risked Upside
Northern Extension
Codell
C Bench
A Bench
B Bench
Proved
2/28/2014
2/28/2014

*(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ. See slide 20 for more information.*

# Future Nebraska Upside

- 160,000 net acres in conventional, shallow oil play (<5k ft depth)
- 3D Seismic application is yielding strong results to vertical wells by Forestar Group Inc. (FOR – NYSE) a public company, and numerous private companies including Berexco LLC, Murfin Drilling Company, and Central Operating Inc.
- Synergy has long term leases with approximately 7 years average remaining term and attractive 85% Net Revenue Interest
- Forestar estimates 40-50K BOE EUR per well, 100% IRR, PV-10 value $1.1m per well*

* Illustrative economics from August 2013 Forestar corporate presentation


MULTIPLE STACKED PLAY
Type Log
Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
UPPER PENN
CHEROKEE
Shawnee Group
Meramecian
Osagean
Kinderhookian
MISSISSIPPIAN LIME


Synergy Land Legend
Leasehold
PERKINS
CHASE
HAYES
DUNDY
HITCHCOCK


80
Lincoln

# Production, Revenue and EBITDA Growth

Growing Production and Profitability Rapidly and Responsibly



Annual Daily Net Production
BOEPD
Production CAGR: 110%
452
1,152
2,117
3,917
5,000+
2011
2012
2013
2Q 2014
2014 Est.*

*Company guidance



Revenue & Adjusted EBITDA
$MM
Revenue CAGR 102%
Adj. EBITDA CAGR: 118%
$10
$6
Margin: 63%
$25
$18
Margin: 73%
$46
$33
Margin: 73%
$69
$51
Margin: 74%
FY 2011
FY 2012
FY 2013
TTM - 2/28/14
Revenues
Adj. EBITDA

# Revenue Mix & Average Sales Price



Revenue Mix: 77% Oil, 8% NGL, 15% Gas (2-28-14)
$25
$20
$15
$10
$5
$0
$MM
Oil
NGL
Gas
3Q May-12
4Q Aug-12
1Q Nov-12
2Q Feb-13
3Q May-13
4Q Aug-13
1Q Nov-13
2Q Feb-14

**Average Sales Price per Quarter**

| Fiscal Quarters | 3Q May-12 | 4Q Aug-12 | 1Q Nov-13 | 2Q Feb-13 | 3Q May-13 | 4Q Aug-13 | 1Q Nov-13 | 2Q Feb-14 |
|---|---|---|---|---|---|---|---|---|
| Oil (Bbls) | $91.21 | $82.89 | $81.03 | $84.20 | $83.98 | $92.32 | $93.06 | $86.82 |
| Gas & Liquids (Mcf) | $3.62 | $2.82 | $4.27 | $4.77 | $4.76 | $5.06 | $4.86 | $5.93 |
| NGL Premium (%) | 48% | 15% | 35% | 32% | 34% | 39% | 35% | 33% |
| BOE | $60.29 | $57.78 | $55.09 | $58.70 | $59.33 | $64.35 | $66.00 | $65.32 |

# Fiscal 2014 CAPEX Budget

## Total Budget: 81% Development Drilling

## Drilling Budget: 95% Horizontal Wells and 85% Operated



Fiscal 2014 CAPEX Budget - $189.0 Million
Completed Acquisitions
$30.0 Million
Completed Land Leasing
$5.0 Million
34 Operated Horizontal Wells
$127.5 Million
5 Non-Operated Horizontal Wells
$22.5 Million
6 Operated Vertical Wells
$4.0 Million

## Strong Balance Sheet

### Ample Liquidity to Fund Fiscal 2014 CapEx

- Capital Expenditures fully-funded with a healthy capital structure
  - Cash on Hand: $54 Million
  - Borrowing Base: $110 Million
  - Remaining Proceeds from Warrants: $22 Million



$300
$250
$200
$150
$100
$50
$0
$ (in Millions)
$37
$189
Cash Flow from Operations (est.)*
$85
Warrant Proceeds
$22
Borrowing Base
$110
Cash
$54
$271
Current Debt
CapEx (2014 Est.)
Available Liquidity (as of 2/28/14)

* Average cash flow estimate based on sell-side analyst reports

# Key Takeaways


Significant Exposure to Wattenberg Field
Experienced Returns Driven Management Team
Near-term Upside from Wattenberg Extension
Liquid Balance Sheet with Low Debt Level
Fully Funded 2014 CAPEX Budget
Operational Control in Low Risk Basin

# Appendix



# Future Eastern Colorado Upside

- 61,000 net acres
- Proven shallow Niobrara dry gas field, economic above $4/mcf
- Participating as a non-operator in 2 wells in fiscal 2014
- Area has existing infrastructure and gas processing
- Numerous deeper exploratory tests being drilled by other operators



Synergy Land Legend
Leasehold
WASHINGTON
YUMA



25
70
Denver

# Resource Potential Reconciliation

SYNERGY RESOURCES CORPORATION

## Proved Reserves: 19.7 Mmboe (2/28/2014) & Total Unrisked Potential of 233.3 Mmboe[1]

| Project Area | Wells Per 640 DSU | Net Acres | Well Spacing (Acres)* | Total Potential Wells | NRI | NRI Wells | Per Well EUR (Mboe)[1] | Total Unrisked Potential (Mmboe)[1] |
|---|---|---|---|---|---|---|---|---|
| **Wattenberg Field (4,500 ft. Laterals)** | | | | | | | | |
| Niobrara B Bench - Hz | 9 | 25,200 | 71 | 354 | 80% | 283 | 325 | 91.9 |
| Niobrara A Bench - Hz | 2 | 25,200 | 320 | 78 | 80% | 62 | 325 | 20.1 |
| Niobrara C Bench - Hz | 4 | 25,200 | 160 | 157 | 80% | 126 | 325 | 40.9 |
| Codell - Hz[2] | 6 | 20,200 | 106 | 176 | 80% | 141 | 375 | 52.8 |
| **Total Wattenberg Field Potential** | **21** | | | **765** | | | | **205.7** |
| **Northern Extension (4,500 ft. laterals)** | | | | | | | | |
| Niobrara - Hz | 4 | 24,700 | 160 | 154 | 80% | 123 | 225 | 27.6 |
| **Total Potential** | **25** | | | **919** | | | | **233.3** |

*(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ.*

*(2) Codell net acres subtracts net vertical wells already drilled on 20 acre spacing. PV-10 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)*

# 3rd Party Wattenberg Midstream Expansion

SYNERGY RESOURCES CORPORATION

| Gas Processing Capacity (all volumes MMcf/d) | Existing Capacity | 2014 Additions | 2015/2016 Additions | Total |
|---|---|---|---|---|
| DCP Midstream | 520 | 50 | 460 | 1,030 |
| Anadarko | 540 | 300 | 300 | 1,140 |
| Total | 1,060 | 350 | 760 | 2,170 |

| Crude Pipelines and Rail Projects | Capacity (Bbl/d) | Origination | Termination Hub | Timing |
|---|---|---|---|---|
| White Cliffs Expansion | 75,000 | Platteville, CO | Cushing, OK | Q3 – 2014 |
| Plains Rail Facility<br>Current loading capacity: 15,000 Bbl/d | 35,000 | Carr, CO | | Q3 – 2015 |
| Pony Express DJ Lateral | 90,000 | Sterling, CO | Cushing, OK | Q1 – 2015 |

| Additional NGL Capacity | Operator | Capacity (Bbl/d) | Termination Hub | Timing |
|---|---|---|---|---|
| Front Range Pipeline | Enterprise | 150,000 | Mt. Belvieu | Q2 - 2014 |

# Hedging Summary

SYNERGY RESOURCES CORPORATION

The company's commodity derivative contracts as of May 1, 2014 are summarized below:

| Month | Hedge Volumes | | Average Collar Prices (2) | | Average Swap Prices (2) | | NYMEX Average (1) | |
|---|---|---|---|---|---|---|---|---|
| | Oil (Bbl) | Gas (MMBtu) | Average Oil (Bbl) Price | Average Gas (MMBtu) Price | Average Oil (Bbl) Price | Average Gas (MMBtu) Price | Average Oil (Bbl) Price | Average Gas (MMBtu) Price |
| May 1 to December 31, 2014 | 350,440 | 680,000 | $87.00 - $96.25 | N/A | $ 95.17 | $ 4.58 | $ 96.71 | $ 4.84 |
| January 1 to December 31, 2015 | 165,000 | 864,000 | $80.00 - $94.97 | $4.15 - $4.49 | N/A | N/A | $ 90.05 | $ 4.42 |
| January 1 to May 31, 2016 | 50,000 | 300,000 | $75.00 - $96.00 | $4.05 - $4.54 | N/A | N/A | $ 85.22 | $ 4.34 |

(1) As of May 1, 2014 strip price.

(2) Hedge price is at NYMEX WTI and NYMEX Henry Hub.

**Disclosure on Derivative Instruments:**

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

# Sell-Side Research Coverage

| Firm | Analyst |
| --- | --- |
| Brean Capital | Curtis Trimble |
| Euro Pacific Equities | Joel Musante, CFA |
| Global Hunter Securities | Mike Kelly |
| Iberia Capital Partners | David Beard, CFA |
| Imperial Capital | Kim Pacanovsky Ph. D |
| Johnson Rice & Co. | Welles Fitzpatrick |
| Key Banc | Jack Aydin |
| Mizuho Securities USA Inc. | John Malone, Ph.D. |
| Northland Capital Markets | Jeff Grampp |
| Roth Capital Partners | Joe Reagor |
| Stifel | Michael Scialla |
| SunTrust Robinson Humphrey | Ryan Oatman, CFA |
| Wunderlich Securities | Irene Haas |

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.